UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) February 15, 2008 (February 14, 2008)
NABORS INDUSTRIES LTD.
(Exact name of registrant as specified in its charter)

Bermuda	000-49887	980363970
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

Mintflower Place
8 Par-La-Ville Road
Hamilton, HM08
Bermuda		N/A
(Address of principal executive offices)		(Zip Code)
(441) 292-1510
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
In a press release issued on February 14, 2008, Nabors Industries Ltd. announced pricing of the offering by its wholly owned subsidiary, Nabors Industries, Inc. of $575 million aggregate principal amount of senior notes due 2018. A copy of the press release is attached hereto as Exhibit 99.1, is incorporated herein by reference, and is hereby filed.
Item 9.01 Financial Statements and Exhibits
99.1	Press release, dated February 14, 2008

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 15, 2008	Nabors Industries Ltd.
/s/ Mark Andrews
Mark Andrews
Vice President–Administration & Secretary

EXHIBIT INDEX

Exhibit No.	Document Description
99.1	Press release, dated February 14, 2008

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